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                                                              Exhibit 10.1
                                                              ------------

                        CEMETERY ACCOUNTS RECEIVABLE
                        ----------------------------
                             PURCHASE AGREEMENT
                             ------------------

     THIS AGREEMENT made and entered into this 29th day of November, 2001 by and between Hollywood Forever, Inc., a California corporation ("Seller") and Allegiant Bank, Trustee under Trust for National Prearranged Services, Inc. Pre-Need/Plans dated 7/24/98 - Trust IV ("Buyer").

     WHEREAS, Seller owns and operates the Hollywood Forever Cemetery ("Cemetery");

     WHEREAS, in the ordinary course of operations, Seller generates Cemetery mausoleum accounts receivable from the purchasers of internment spaces ("Cemetery Accounts Receivable");

     WHEREAS, Seller desires to sell the Cemetery Accounts Receivable to Buyer and Buyer desires to purchase same.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.    Purchase of Cemetery Accounts Receivable. Buyer shall purchase up
           -----------------------------------------
to One Million Four Hundred Thousand Dollars ($1,400,000.00) of Cemetery Accounts Receivable in the aggregate aged forty five (45) days or less, free and clear of all liens and encumbrances. The Cemetery Accounts Receivable shall be purchased at eighty five percent (85%) of the aggregate principal amounts owed by the respective debtors. The Cemetery Accounts Receivable will be purchased in accordance with the schedule attached hereto as Exhibit
A. Buyer shall purchase each group of accounts receivable pursuant to the form of Bill of Sale and Assignment attached hereto as Exhibit B up to the maximum aggregate amount of Cemetery Accounts Receivable to be purchased hereunder. Upon receipt of an original executed Bill of Sale, Buyer shall pay to Seller the aggregate principal amount of Cemetery Accounts Receivable being purchased by immediately available funds.

     2.    Cemetery Account Receivable Payments. All payments for purchased
           -------------------------------------
Cemetery Accounts Receivable will be forwarded to Buyer each month by Seller as agent for Buyer on the fifth (5th) day of each month by Seller for the preceding month, accompanied by an individual account breakdown. Buyer may elect at its discretion to have all payments for purchased Cemetery Accounts Receivable to be sent to a "lockbox" bank account to be established by Buyer. The underlying original documentation for the Purchased Cemetery Accounts Receivable shall be forwarded to Buyer upon its request.

     3.    Seller Representations and Warranties. Seller hereby represents
           --------------------------------------
and warrants to Buyer the following, which representations and warranties shall survive the assignment made hereunder:



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           a)    The Cemetery Accounts Receivable sold to Buyer hereunder
                 are valid and legally enforceable obligations of the respective debtors. All of the Cemetery Accounts Receivable sold or to be sold to Buyer are aged 45 days or less and are subject to no offset or other debtor claim.
           b) Seller has good and marketable title to the Cemetery Accounts Receivable free and clear of any and all liens, security interests or any other encumbrances.
           c) Seller has full power and authority to make the assignments of Cemetery Accounts Receivable set forth herein.

     4.    Further Instruments. At any time or from time to time after the
           --------------------
date hereof, Seller shall execute and deliver or cause to be executed and delivered to Buyer Bill of Sale and Assignment and such other instruments and take such other actions as the Buyer may reasonably request to carry out the intent and purchased purpose of this Agreement and to effectively vest perfect and record title to the Cemetery Accounts Receivable in the Buyer.

     5.    Governing Law. This Agreement shall be governed by the laws of
           --------------
the State of Missouri.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                              HOLLYWOOD FOREVER, INC.


                                         By:  /s/ J. Tyler Cassity
                                              ------------------------------
                                              J. Tyler Cassity, President

                                                       "Seller"



                                              ALLEGIANT BANK, TRUSTEE UNDER
                                              TRUST FOR NATIONAL PREARRANGED
                                              SERVICES, INC. PRE-NEED PLANS
                                              DTD 7/24/98 - TRUST IV


                                         By:  /s/ Herbert W. Morisse
                                              ------------------------------
                                         Its: Vice President
                                              ------------------------------

                                                       "Buyer"



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                                 EXHIBIT A

                       SCHEDULED MINIMUM PURCHASES OF
                       ------------------------------
                        CEMETERY ACCOUNTS RECEIVABLE
                        ----------------------------



November, 2001      $ 72,000
December, 2001      $ 86,000
January, 2002       $123,000
February, 2002      $ 96,000
March, 2002         $ 96,000
April, 2002         $122,000
May, 2002           $295,000
June, 2002          $219,000
July, 2002          $ 24,000
August, 2002        $ 41,000
September, 2002     $ 33,000
October, 2002       $ 30,000
November, 2002      $ 52,000
December, 2002      $ 33,000
January, 2003       $ 44,000 (or such greater or lesser amount as will equal
                             in the aggregate purchases of $1,400,000 of Cemetery Accounts Receivable)



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                                 EXHIBIT B

                        BILL OF SALE AND ASSIGNMENT
                          HOLLYWOOD FOREVER, INC.
                       (HEREINAFTER CALLED "SELLER")
                                     TO
                  ALLEGIANT BANK, TRUSTEE UNDER TRUST FOR
                    NATIONAL PREARRANGED SERVICES, INC.
                   PRE-NEED PLANS DATED 7/24/98 - TRUST IV
                        (HEREINAFTER CALLED "BUYER")

     WHEREAS, Seller has agreed to sell and Buyer has agreed to buy all of Seller's cemetery accounts receivable listed on Exhibit A attached hereto (collectively the "Property"), for the purchase price and upon the terms and conditions set forth in a certain Cemetery Accounts Receivable Purchase Agreement dated November 29, 2001, by and between Seller and Buyer ("Purchase Agreement"); and
     WHEREAS, it is the desire of the parties that Buyer shall be in possession of instruments evidencing vesting in Buyer of title to the Property.
     NOW, THEREFORE, THIS BILL OF SALE AND ASSIGNMENT, WITNESSETH, that Seller, for and in consideration of the purchase price paid in accordance with the Purchase Agreement, does hereby grant, bargain, sell, assign, alien, remise, release, convey, transfer, set over and confirm unto Buyer, its successors and assigns, forever, the Property;
     TO HAVE AND TO HOLD all said Property hereby assigned, transferred and conveyed unto Buyer, its successors and assigns, to itself and its own use and behalf forever.
     AND, for the consideration aforesaid, Seller hereby


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constitutes and appoints Buyer, its successors and assigns, the true and lawful attorney or attorneys of Seller, with full power of substitution, for Seller in its name and stead or otherwise, by and on the behalf of and for the benefit of Buyer, its successors and assigns, to demand and receive from time to time any and all of the components of the Property, and to give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of Seller or otherwise, but at the expense and for the benefit of Buyer, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Buyer, its successors and assigns, may deem proper in order to collect, assert, or enforce any claim, right or title of any kind in and to the Property conveyed, and to defend or compromise any and all actions, suits or proceedings in respect of any of said Property and to do all such acts and things in relation thereto as Buyer, its successors and assigns, shall deem desirable; Seller hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Seller in any manner or for any reason.
     AND, for the consideration aforesaid, Seller for itself and its successors and assigns, by this Bill of Sale and Assignment hereby covenants with Buyer, its successors and assigns, that Seller and its successors and assigns, will do, execute and deliver, or cause to be done, executed and delivered, all such acts, transfers, assignments and conveyances, powers of attorney and assurances, for the better assuring, conveying and


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confirming unto Buyer, its successors and assigns, all and singularly the
Property hereby assigned, transferred and conveyed as Buyer, its successors or assigns, shall reasonably require.
     Seller further covenants to and with Buyer, its successors and assigns, that Seller is the lawful owner of said Property and has good right to sell the same as aforesaid, and that except as otherwise provided in the Purchase Agreement, said Property is free and clear from all encumbrances whatsoever, and will warrant and defend the same against all lawful claims and demands whatsoever.
     IN WITNESS WHEREOF, Seller has caused this Bill of Sale and Assignment to be executed this 29th day of November, 2001.

                                         HOLLYWOOD FOREVER, INC.


                                         By:  /s/ J. Tyler Cassity
                                              ------------------------------
                                              J. Tyler Cassity, President

                                                       "Seller"